FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial income:
Interest	$ (2,472)	$ (2,546)	$ (2,827)
Re-measurement of derivatives	(73)	188	(562)
Foreign currency translation adjustments	764	(272)	507
Total financial income	$ (1,781)	$ (2,630)	$ (2,882)